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                                                                   EXHIBIT 10.55

                 Agreement on Exercising Voting Right by Proxy*

This Agreement is made in Haidian District, Beijing on October 1, 2001 among the following parties:

Daniel Mao (Passport No.:  147356158);
Yan Wang (ID No.:  110108720523143);
Yuanchao Yan (ID No.:  110102195110262316);
Huai Lin (ID No.:  110108490903224);
Jie Wang (ID No.:  110108620528223);
Danhong Lin (ID No.:  110108620806184); and
Beijing Stone Rich Sight Information Technology Co., Ltd., with official address being: A1 Wanquanzhuang, Haidian District, Beijing (hereinafter "BSRS").

Whereas:

A. As of the date of this Agreement, each of Daniel Mao and Yan Wang owns 30% of the shares of Beijing SINA Internet Information Services Co., Ltd. (hereinafter "ICP Company") and each of Yuanchao Yan, Huai Lin, Jie Wang and Danhong Lin owns 10% of the shares of the ICP Company. To maintain their interest in the ICP Company, each of Daniel Mao and Yan Wang owes BSRS RMB300,000 and each of Yuanchao Yan, Huai Lin, Jie Wang and Danhong Lin owes BSRS RMB100,000.

B. Each of Daniel Mao, Yan Wang, Yuanchao Yan, Huai Lin, Jie Wang and Danhong Lin (each hereinafter the "entrusting party") is willing to unconditionally entrust BSRS to vote on his or her behalf at the shareholders' meeting of the ICP Company, and BSRS is willing to accept such proxy on behalf of each entrusting party.

Therefore, the parties hereby agree as follows:

1.      Proxy of Voting Right

1.1 Each entrusting party hereby irrevocably entrusts BSRS to vote on his or her behalf at the shareholders' meeting of the ICP Company and exercise all his or her voting rights as shareholder of the ICP Company as have been given to him or her by law and under the Articles of Association of the ICP Company (including but not limited to the right to make resolution at the shareholders' meeting).

1.2 BSRS hereby agrees to accept such proxy as set forth in clause 1.1 of this Agreement and shall exercise all his or her voting rights thereof on his or her behalf pursuant to this Agreement.

2.      Exercise of Voting Right

2.1 Beginning from the effective date of this Agreement, each entrusting party shall entrust all his or her voting rights as shareholder of the ICP Company to BSRS. Unless with the prior written consent of the BSRS, the entrusting party shall not exercise any of his or her voting rights as shareholder of the ICP Company.


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2.2     BSRS shall have the right to entrust the proxy to a third party to exercise each entrusting party's voting rights as shareholder of the ICP Company, but BSRS must give a prior notice to each entrusting party.

2.3 BSRS shall report to each entrusting party regarding the proxy matter at the time as deemed appropriate by BSRS. Immediately after the expiration or termination of this Agreement, BSRS shall submit a final report regarding the proxy matter to each entrusting party.

3.      Effective and Miscellaneous

3.1 This Agreement goes into effect as of the date of signature by the parties and shall expire at the time of dissolution of the ICP Company.

3.2 If any entrusting party, under BSRS's consent, transfers all of his or her interest in the ICP Company to a third party during the term of this Agreement, such entrusting party shall be no more bound by any provision of this Agreement immediately following the date of the completion of such transfer.

3.3 Should there is any conflict between this Agreement and any other prior agreements or arrangements among the parties, the terms of this Agreement shall prevail.

3.4 This Agreement has seven original copies with equal legal force and each to be held by one party.

3.5 Matters uncovered by this Agreement may be separately discussed and decided by the parties.



Daniel Mao                                           Yan Wang

/s/ Daniel Mao                                       /s/ Yan Wang
-----------------------                              --------------------
(Signature)                                          (Signature)


Yuanchao Yan                                         Huai Lin

/s/ Yuanchao Yan                                     /s/ Huai Lin
-----------------------                              --------------------
(Signature)                                          (Signature)


Jie Wang                                             Danhong Lin

/s/ Jie Wang                                         /s/ Danhong Lin
-----------------------                              --------------------
(Signature)                                          (Signature)


Beijing Stone Rich Sight Information Technology Co., Ltd

Authorized Representative Signature:  /s/ Yan Wang
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*     This Agreement is originally written in Chinese and this is an English translation.